SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                 April 27, 2000
                   Date of Report (Date of Earliest Reported)

                          MILLENIUM HOLDING GROUP, INC.
                   (Formally known as Amex System Corporation)
                         (Name of Small Business Issuer)


        NEVADA                    0-28413                       88-0109108
(State of Incorporation)        (Commission                 (I.R.S. Employer
                                File Number)             Identification Number)


                       3800 Old Cheney Road Suite 101-222
                                Lincoln, NE 68516
           (Address of Principal Executive Offices Including Zip Code)

                                 (402) 434 5690
                         (Registrant's Telephone Number)
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ITEM 2. ACQUISITION OF ASSETS

     On April 22, 2000 the company executed an agreement wherein it purchased a certain insurance agency from Mr. Richard Ham the President of the company as well as the beneficial owner of the majority of the registrant's common shares of the company.

     The amount of consideration received by Mr. Ham will be $20,379.00 payable with 20,379 Restricted (R144) shares of the Common Stock of the registrant

     The Agreement evidencing said transaction and the applicable financials are attached hereto as exhibits.

ITEM 7. EXHIBITS

     1.   Agreement

     2. Unaudited Financials which includes the Agency consolidated with the registrant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Millenium Holding Group, Inc.

April 27, 2000                         By: /s/ Richard L. Ham
                                          --------------------------------------
                                          Richard L. Ham, Director and President

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